Filed pursuant to 497(k)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

STERLING CAPITAL TOTAL RETURN BOND FUND

SUPPLEMENT DATED APRIL 9, 2025

TO EACH OF THE

CLASS A, CLASS C, INSTITUTIONAL AND CLASS R6 SHARES SUMMARY PROSPECTUS

each DATED FEBRUARY 1, 2025

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in each of the Class A, Class C, Institutional and Class R6 Shares Summary Prospectus, each dated February 1, 2025, with respect to the Sterling Capital Total Return Bond Fund, a series of the Sterling Capital Funds (the “Fund”).

I.	The Principal Investment Strategy and Risks of the Fund is revised as follows:

The first paragraph under “Principal Strategy” is amended and restated as follows:

“The Fund seeks above-average total return through any combination of current income and capital appreciation. To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities and collateralized mortgage obligations, collateralized loan obligations (CLOs), municipal securities, and convertible securities. All securities will be U.S. dollar-denominated although the Fund may invest in U.S. dollar-denominated foreign and emerging market securities. The Fund will invest in securities that are investment grade (rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), or are determined by the portfolio manager to be of comparable quality).”

The following paragraph is added under “Principal Risks” for the Fund:

Collateralized Loan Obligations Risk:  Collateralized loan obligations are structured investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses, including losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and impairment of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk, credit risk, prepayment/call risk and fixed income market risk.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE.

SUM-SUP-TRB-04092025